       LEGG MASON
       -------------------------------------------------------------------------
       CLASSIC VALUATION FUND

                 ---------------------------------------------------------------
                                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                      April 30, 2002
                                      Institutional Class
                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Classic Valuation Fund's semi-annual report for the six months ended April 30, 2002.

  The following table summarizes key statistics for the Institutional Class of shares of the Fund, as of April 30, 2002:

                                                                 Total Returns(A)
                                                              -----------------------
                                                              3 Months       6 Months
                                                              --------       --------
Classic Valuation Fund Institutional Class                     +1.50%        +10.01%
S&P 500 Stock Composite Index(B)                               -4.41%         +2.29%

  On the following pages, the portfolio managers for the Fund review the portfolio's structure and investment philosophy, and comment on the outlook for the Fund. As always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Classic Valuation Fund and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. As the new President, he will be writing future letters to you.

                                          Sincerely,

                                          /s/ JOHN F. CURLEY, JR.

                                          John F. Curley, Jr.
                                          Chairman

May 28, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers' Comments

Legg Mason Classic Valuation Fund

  The U.S. equity market, and large-cap stocks in particular, endured as investors -- in lieu of sifting through the "can of worms" opened by Enron's collapse -- preferred simpler, smaller companies. The Fund benefited from an overweight position in the materials sector, as signs of economic recovery boosted the economically sensitive sector, and an underweight in telecommunications, a relative poor performer as technology continues to seek a bottom. Detracting from performance was our underweight in the strong consumer staples sector, although our stock picks mitigated the positioning somewhat. For the six months ended April 30, 2002, the Institutional Class of the Fund posted a return of 10.01%, relative to the 8.87% posted by the Russell 1000 Value and the 2.29% posted by the S&P 500.

  With the recovery in stock prices that has taken place since the fall of last year, finding value among sectors has become more challenging. Except for the two extremely overbuilt industries (telecom and energy generation), most industrial groups are now priced within one standard deviation of fair value. In addition, there still appears to be more opportunity away from the very largest stocks, despite the significant rally that has taken place in smaller capitalization stocks.

  We believe that opportunities now come in the form of individual stocks which, for reasons ranging from accounting questions to concern over asbestos, are sold to levels below what make sense. An example of such an opportunity is Dow Chemical. Unlike Boeing or General Motors -- stocks in industries where capacity is a problem, conditions are temporary, and a fairly rigorous sell discipline is necessary in order to take advantage of the mispricing -- Dow Chemical represents a very long-term holding. We bought the position in the early part of the first quarter of 2002 when it sold in the mid-$20's.

  Dow Chemical has suffered from concerns about the asbestos liability that accompanied its Union Carbide acquisition as well as fears of industry over-capacity. 2001 was one of the worst years for the chemical industry, particularly petrochemicals. In the U.S., demand dropped for a record-setting second year in a row as customers managed for cash through the recession, and inventories were taken down to extremes. On top of that, 2001 was a year of record capacity expansion, exacerbated for U.S. producers by a strong currency. Finally, in the earlier part of the year, feedstock prices (particularly natural gas) exploded to record highs. Industry analysts seem to have extrapolated this recent experience and have very low expectations for Dow, especially its ethylene business. They could be right about ethylene, but Dow has even greater exposure to the chlor-alkali and olefins businesses, areas of strength. Chlorine-based products are seeing price strength, and polyethylene and polypropylene have recently had price increases. With the apparent pick-up in demand, inventory restocking, and announced plant closures increasing, our bet is that, a year from now, the extrapolators will be recommending this "global, six-sigma chemical company."

  We have found telecommunications to be the most difficult area in which to invest. As of this moment, it is difficult to remember a group -- both service providers and equipment companies -- that has been so despised and decimated. Unlike the semiconductor equipment stocks that are clearly anticipating hard-to-understand improvements, valuation levels in these industries are exceedingly depressed, i.e., where banks were in the fall of 1990 or auto stocks were back in 1992. Indeed, particularly in the case of the equipment stocks, conditions really are bleak. As a result, we reduced our exposure during the first quarter by selling a few companies that had held up rather well, including Agilent Technologies and Micron Technologies, and reducing our position in Riverstone Networks. In hindsight, we should have sold all three! Prices are even cheaper, in some cases by several magnitudes. Riverstone, for instance, dropped back below $5 from the $19 level. It is becoming popular to characterize technology as a group that "will miss the entire recovery" and most who specialize in following this group are clearly in a state of shock. So, while a bottom appears almost nonexistent, we sense that it's near, evidenced mostly by human behavior.

  In the service provider area -- they used to be called telephone companies - there is confusion about data growth and prices. One analyst told me that prices at the "retail" level are stabilizing, based on the fact that a T1 line from New York to San Francisco used to cost $12,000 per month, but now costs $2,000 and "is not going down to $1,000." Obviously, the first sign of daylight for the sector will be from the service providers; thus, we continue to maintain our position there. After the quarter ended, WorldCom - MCI Group penetrated its January low and, after much angst, we sold it, reinvesting the proceeds in AT&T. As we're sure you know, AT&T has three businesses: cable, long distance and wireless. The cable business is worth $10 per share, leaving $4 (out of the present market price of $14 per share) for the other two businesses. Even if long distance is worth nothing, which we find hard to believe, AT&T Wireless is worth well north of the remaining $4. In any case, the company will definitely be around when the eventual turnaround time comes. Clearly, the survivors will be in an enviable position.

  In summary, we continue to wait for Mr. Market, as Mr. Buffet calls it, to send opportunities our way. And, most importantly, we welcome the opportunity to further discuss the portfolio, the changes we have made, or any other investment matter of interest to you.

                                          Tony Hitschler, CFA
                                          Alex Cutler, CFA
                                          Scott Kuensell, CFA

May 28, 2002
DJIA 9981.58

Performance Information

Legg Mason Classic Valuation Fund

Total Returns for Six Months and Life of Class, as of April 30, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Performance would have been lower if fees had not been waived in various periods.

  The Classic Valuation Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  The Fund's total returns as of April 30, 2002, were as follows:

Total Return
  Institutional Class:
    Six Months                 +10.01%
    Life of Class(A)             0.00%

---------------
(A) The inception date of the Institutional Class is July 13, 2001.

SELECTED PORTFOLIO PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 2002(A)

                Strong performers(B)
-----------------------------------------------------
 1.  PacifiCare Health Systems, Inc.          +82.7%
 2.  Host Marriott Corporation                +76.4%
 3.  Carnival Corporation                     +52.9%
 4.  Tidewater Inc.                           +43.9%
 5.  SUPERVALU INC.                           +40.6%
 6.  3Com Corporation                         +39.4%
 7.  Koninklijke (Royal) Philips
       Electronics N.V. - ADR                 +37.5%
 8.  U.S. Bancorp                             +33.3%
 9.  CNOOC Limited - ADR                      +33.2%
10.  Wachovia Corporation                     +33.0%

                 Weak performers(B)
-----------------------------------------------------
 1.  WorldCom, Inc.                           -81.6%
 2.  Riverstone Networks, Inc.                -63.1%
 3.  JDS Uniphase Corporation                 -45.7%
 4.  Computer Associates International,
       Inc.                                   -39.8%
 5.  The Williams Companies, Inc.             -33.8%
 6.  Sprint Corporation                       -20.8%
 7.  Verizon Communications Inc.              -19.5%
 8.  Peabody Energy Corporation                -9.9%
 9.  Electronics for Imaging, Inc.             -9.0%
10.  Agere Systems Inc.                        -7.8%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire period.

PORTFOLIO CHANGES SINCE OCTOBER 31, 2001

                  Securities added
----------------------------------------------------
Allegheny Energy, Inc.
AmeriCredit Corp.
Applera Corporation - Celera Genomics Group
Arch Coal, Inc.
AT&T Corp.
BHP Billiton Limited - ADR
Calpine Corporation
Corning Incorporated
Domtar, Inc. - ADR
Dynegy Inc.
El Paso Corporation
Fannie Mae
Ford Motor Company Capital Trust, Cv.
Golden State Bancorp Inc.
Halliburton Company
Lehman Brothers Holdings Inc.
Lucent Technologies Inc.
Merck & Co., Inc.
Nationwide Financial Services, Inc.
Old Republic International Corporation
Ribapharm Inc.
Stillwater Mining Company
Travelers Property Casualty Corp.
Visteon Corporation
Winn-Dixie Stores, Inc.

                  Securities sold
----------------------------------------------------
Agilent Technologies, Inc.
Applera Corporation - Applied Biosystems Group
BP Amoco Plc - ADR
Burlington Resources Inc.
ChevronTexaco Corporation
Comerica Incorporated
Enterasys Networks, Inc.
Federated Department Stores, Inc.
FedEx Corporation
General Motors Corporation
Humana Inc.
ICN Pharmaceuticals, Inc.
KPMG Consulting Inc.
Micron Technology, Inc.
Orion Power Holdings, Inc.
Phillips Petroleum Company
Quintiles Transnational Corporation
Rohm & Haas Company
Sabre Holdings Corporation
SAFECO Corporation
Sappi Limited - Sponsored ADR
Service Corporation International
Solutia Inc.
Tellabs, Inc.
The Boeing Company
The Goldman Sachs Group, Inc.
The Phoenix Companies, Inc.
The PMI Group, Inc.
Washington Mutual, Inc.
Williams Communications Group, Inc.
WorldCom, Inc. - MCI Group

Statement of Net Assets

April 30, 2002
(Amounts in Thousands) (Unaudited)

Legg Mason Classic Valuation Fund

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.7%

Consumer Discretionary -- 7.1%
  Auto Parts and Equipment -- 1.0%
  Visteon Corporation                                               52                     $   795
                                                                                           -------
  Hotels, Restaurants and Leisure -- 1.0%
  Carnival Corporation                                              25                         846
                                                                                           -------
  Household Durables -- 3.3%
  Koninklijke (Royal) Philips Electronics N.V. - ADR                44                       1,352
  Newell Rubbermaid Inc.                                            44                       1,379
                                                                                           -------
                                                                                             2,731
                                                                                           -------
  Media -- 1.8%
  The Walt Disney Company                                           64                       1,486
                                                                                           -------
Consumer Staples -- 4.3%
  Food and Drug Retailing -- 4.3%
  Albertson's, Inc.                                                 32                       1,077
  SUPERVALU INC.                                                    64                       1,932
  Winn-Dixie Stores, Inc.                                           34                         583
                                                                                           -------
                                                                                             3,592
                                                                                           -------
Energy -- 11.4%
  Energy Equipment and Services -- 7.5%
  Dynegy Inc.                                                       58                       1,046
  Halliburton Company                                               84                       1,434
  Tidewater Inc.                                                    42                       1,835
  Transocean Sedco Forex Inc.                                       55                       1,942
                                                                                           -------
                                                                                             6,257
                                                                                           -------
  Oil and Gas -- 3.9%
  Anadarko Petroleum Corporation                                    19                       1,034
  CNOOC Limited - ADR                                               20                         510
  Conoco Inc. - Class B                                             38                       1,066
  Marathon Oil Corporation                                          21                         610
                                                                                           -------
                                                                                             3,220
                                                                                           -------
Financials -- 22.3%
  Banks -- 7.3%
  Bank of America Corporation                                       13                         942
  Golden State Bancorp Inc.                                         57                       1,864
  U.S. Bancorp                                                      47                       1,107
  Wachovia Corporation                                              56                       2,146
                                                                                           -------
                                                                                             6,059
                                                                                           -------
  Diversified Financials -- 8.6%
  ACE Limited                                                       12                         509
  AmeriCredit Corp.                                                 20                         757(A)
  Countrywide Credit Industries, Inc.                               23                       1,060

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Financials -- Continued
  Diversified Financials -- Continued
  Fannie Mae                                                        20                     $ 1,578
  Host Marriott Corporation                                         76                         909
  J.P. Morgan Chase & Co.                                           32                       1,130
  Lehman Brothers Holdings Inc.                                     21                       1,263
                                                                                           -------
                                                                                             7,206
                                                                                           -------
  Insurance -- 6.4%
  Berkshire Hathaway Inc. - Class B                                 .5                       1,095(A)
  Everest Reinsurance Group Limited                                  2                         156
  Nationwide Financial Services, Inc.                               29                       1,173
  Old Republic International Corporation                            33                       1,090
  Reinsurance Group of America, Incorporated                         7                         223
  Travelers Property Casualty Corp.                                 20                         372(A)
  UnumProvident Corporation                                         42                       1,194
                                                                                           -------
                                                                                             5,303
                                                                                           -------
Health Care -- 8.6%
  Health Care (Medical Products and Supplies) -- 1.6%
  Ribapharm Inc.                                                   130                       1,336(A)
                                                                                           -------
  Health Care Providers and Services -- 2.5%
  Applera Corporation - Celera Genomics Group                       31                         483(A)
  PacifiCare Health Systems, Inc.                                   52                       1,586(A)
                                                                                           -------
                                                                                             2,069
                                                                                           -------
  Pharmaceuticals -- 4.5%
  Merck & Co., Inc.                                                 31                       1,657
  Novartis AG - ADR                                                 49                       2,073
                                                                                           -------
                                                                                             3,730
                                                                                           -------
Industrials -- 6.4%
  Aerospace/Defense -- 4.2%
  Northrop Grumman Corporation                                      29                       3,463
                                                                                           -------
  Airlines -- 1.5%
  Delta Air Lines, Inc.                                             47                       1,302
                                                                                           -------
  Trading Companies and Distributors -- 0.7%
  Genuine Parts Company                                             16                         559
                                                                                           -------
Information Technology -- 10.3%
  Aerospace/Defense -- 3.5%
  Raytheon Company                                                  70                       2,944
                                                                                           -------
  Communications Equipment -- 2.9%
  Corning Incorporated                                              52                         345
  JDS Uniphase Corporation                                          73                         315(A)

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Information Technology -- Continued
  Communications Equipment -- Continued
  Lucent Technologies Inc.                                         138                     $   632(A)
  Riverstone Networks, Inc.                                         96                         450(A)
  3Com Corporation                                                 121                         699(A)
                                                                                           -------
                                                                                             2,441
                                                                                           -------
  Computers and Peripherals -- 1.5%
  Electronics for Imaging, Inc.                                     67                       1,205(A)
                                                                                           -------
  Semiconductor Equipment and Production -- 1.1%
  Agere Systems Inc.                                               211                         895(A)
                                                                                           -------
  Software -- 1.3%
  Computer Associates International, Inc.                           58                       1,085
                                                                                           -------
Materials -- 10.8%
  Chemicals -- 3.9%
  Air Products and Chemicals, Inc.                                   7                         337
  Lyondell Chemical Company                                         60                         891
  The Dow Chemical Company                                          63                       2,000
                                                                                           -------
                                                                                             3,228
                                                                                           -------
  Metals and Mining -- 5.5%
  Alcoa Inc.                                                        28                         942
  Arch Coal, Inc.                                                   36                         795
  BHP Billiton Limited - ADR                                        64                         737
  Peabody Energy Corporation                                        47                       1,265
  Stillwater Mining Company                                         49                         865(A)
                                                                                           -------
                                                                                             4,604
                                                                                           -------
  Paper and Forest Products -- 1.4%
  Domtar, Inc. - ADR                                               111                       1,179
                                                                                           -------
Telecommunication Services -- 2.7%
  Diversified Telecommunication Services -- 2.7%
  AT&T Corp.                                                        42                         546
  Sprint Corporation                                                37                         585
  Verizon Communications Inc.                                       21                         854
  WorldCom, Inc.                                                    88                         217(A)
                                                                                           -------
                                                                                             2,202
                                                                                           -------
Utilities -- 9.8%
  Electric Utilities -- 7.6%
  Allegheny Energy, Inc.                                            35                       1,455
  Calpine Corporation                                              149                       1,640(A)
  PG&E Corporation                                                  96                       2,251(A)
  Reliant Resources, Inc.                                           64                         980(A)
                                                                                           -------
                                                                                             6,326
                                                                                           -------

                                                              Shares/Par                    Value
--------------------------------------------------------------------------------------------------
Utilities -- Continued
  Gas and Pipeline Utilities -- 1.0%
  El Paso Corporation                                               21                     $   832
                                                                                           -------
  Multi-Utilities -- 1.2%
  The Williams Companies, Inc.                                      50                         955
                                                                                           -------
Total Common Stock and Equity Interests (Identified Cost -- $74,087)                        77,850
--------------------------------------------------------------------------------------------------
Preferred Stocks -- 2.0%

  Automobiles -- 2.0%
  Ford Motor Company Capital Trust, Cv.                             30                       1,689
                                                                                           -------
Total Preferred Stocks (Identified Cost -- $1,565)                                           1,689
--------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.3%

Goldman, Sachs & Company
  1.92%, dated 4/30/02, to be repurchased at $1,361 on
  5/1/02 (Collateral: $1,304 Fannie Mae mortgage-backed
  securities, 8%, due 9/1/25, value $1,389)                    $ 1,361                       1,361

J.P. Morgan Chase & Co., Inc.
  1.92%, dated 4/30/02, to be repurchased at $1,361 on
  5/1/02 (Collateral: $1,331 Fannie Mae notes, 5.125%, due
  2/13/04, value $1,389)                                         1,360                       1,360
                                                                                           -------
Total Repurchase Agreements (Identified Cost -- $2,721)                                      2,721
--------------------------------------------------------------------------------------------------
Total Investments -- 99.0% (Identified Cost -- $78,373)                                     82,260
Other Assets Less Liabilities -- 1.0%                                                          818
                                                                                           -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  6,851 Primary Class shares outstanding                       $79,778
     11 Institutional Class shares outstanding                     118
Accumulated net investment income/(loss)                          (136)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                   (569)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                  3,887
                                                               -------

NET ASSETS -- 100.0%                                                                       $83,078
                                                                                           =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                             $12.11
                                                                                           =======
  INSTITUTIONAL CLASS                                                                       $12.21
                                                                                           =======
--------------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Operations

For the Six Months Ended April 30, 2002
(Amounts in Thousands) (Unaudited)

Legg Mason Classic Valuation Fund

-------------------------------------------------------------------------------------
Investment Income:

Dividends(A)                                                   $  548
Interest                                                           22
                                                               ------
      Total income                                                            $  570

Expenses:

Management fee                                                    265
Distribution and service fees                                     352(B)
Audit and legal fees                                               25
Custodian fee                                                      43
Directors' fees                                                     4
Registration expense                                               17
Reports to shareholders                                            13
Transfer agent and shareholder servicing expense                   16(B)
Other expenses                                                      8
                                                               ------
                                                                  743
      Less fees waived                                            (37)
                                                               ------
      Total expenses, net of waivers                                             706
                                                                              ------
NET INVESTMENT INCOME/(LOSS)                                                    (136)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                   (363)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                 6,048
                                                               ------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                         5,685
-------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                $5,549
-------------------------------------------------------------------------------------

(A) Net of $7 foreign tax expense.

(B) See Note 1 to financial statements.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Classic Valuation Fund

                                                                    For the               For the
                                                               Six Months Ended         Year Ended
                                                                    4/30/02              10/31/01
-------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
Change in Net Assets:

Net investment income/(loss)                                        $  (136)              $  (151)

Net realized gain/(loss) on investments and foreign
  currency transactions                                                (363)                 (176)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                       6,048                (3,188)
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                        5,549                (3,515)

Distributions to shareholders:
  From net investment income
      Primary Class                                                      --                   (10)
      Institutional Class                                                --                    --
  In excess of net investment income
      Primary Class                                                      --                   (30)
      Institutional Class                                                --                    --

Change in net assets from Fund share transactions:
      Primary Class                                                  24,033                47,364
      Institutional Class                                                 3                   115
-------------------------------------------------------------------------------------------------------
Change in net assets                                                 29,585                43,924

Net Assets:

Beginning of period                                                  53,493                 9,569
-------------------------------------------------------------------------------------------------------
End of period                                                       $83,078               $53,493
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                          $  (136)              $    --
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Classic Valuation Fund

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                           Investment Operations
                                                  ----------------------------------------
                                      Net Asset      Net        Net Realized
                                       Value,     Investment   and Unrealized   Total From
                                      Beginning    Income/     Gain/(Loss) on   Investment
                                      of Period     (Loss)      Investments     Operations
------------------------------------------------------------------------------------------
Six Months Ended
     Apr. 30, 2002(A)                  $11.09       $ .03(C)       $1.09          $1.12
Period Ended
     Oct. 31, 2001(B)                   12.21          --(C)       (1.12)         (1.12)
------------------------------------------------------------------------------------------

(A) Unaudited.

(B) For the period July 13, 2001 (commencement of operations) to October 31,
    2001.

(C) Net of fees waived pursuant to a contractual expense limitation of 1.00% of average daily net assets until February 28, 2003. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been as follows: for the six months ended April 30, 2002, 1.10%; and for the period ended October 31, 2001, 1.24%.

(D) Not annualized.

(E) Annualized.

See notes to financial statements.

                 Distributions
    ----------------------------------------
                  From Net                     Net Asset
     From Net     Realized                      Value,
    Investment     Gain on         Total        End of
      Income     Investments   Distributions    Period
--------------------------------------------------------
       $--           $--            $--         $12.21

        --            --             --          11.09
--------------------------------------------------------

                          Ratios/Supplemental Data
     ------------------------------------------------------------------
                           Net Investment
               Expenses    Income/(Loss)    Portfolio     Net Assets,
     Total    to Average     to Average     Turnover     End of Period
     Return   Net Assets     Net Assets       Rate      (in thousands)
---  ------------------------------------------------------------------
     10.01%(D)    1.00%(C,E)       .62%(C,E)   92.8%(E)      $129
     (9.20)%(D)   1.00%(C,E)       .11%(C,E)   64.9%(E)       113
---

Notes to Financial Statements

Legg Mason Classic Valuation Fund
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Light Street Trust, Inc. ("Corporation"), consisting of the Classic Valuation Fund ("Classic Valuation" or "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund consists of two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended April 30, 2002, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $16; and Institutional Class, N.M.(A)

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At April 30, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
    $2,321                     $1,540

  For the six months ended April 30, 2002, security transactions (excluding short-term investments) were as follows:

Purchases         Proceeds From Sales
-------------------------------------
 $53,775                $31,715

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to

---------------
(A ) N.M. -- Not meaningful.

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satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which require amortizing discount and premium on debt securities. Prior to November 1, 2001, the Fund did not amortize discount on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  At April 30, 2002, the Fund had capital loss carryforwards of $102, $27 of which will expire in 2008 and $75 of which will expire in 2009.

3. Transactions With Affiliates:

  The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). For its services to the Fund, LMFA receives a fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the agreement, LMFA is required to bear any expenses, including organization costs, through the expiration date set forth below, which would cause the Fund's ratio of expenses to average net assets to exceed a certain set percentage as described below ("percentage"). Thereafter, the Fund is required to reimburse LMFA for such expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average net assets to exceed the percentage.

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  LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002   At April 30, 2002
                                                                    --------------   -----------------
                     Management    Expense     Expense Limitation     Management        Management
                        Fee       Limitation    Expiration Date     Fees Waived(B)     Fees Payable
------------------------------------------------------------------------------------------------------
Primary Class          0.75%        2.00%      February 28, 2003         $ 37              $314
Institutional Class    0.75%        1.00%      February 28, 2003         N.M.              N.M.

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate of 60% of the fee it receives from the Fund. Fees paid to Brandywine are net of any waivers.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                           At April 30, 2002
                                        ------------------------
               Distribution   Service   Distribution and Service
                   Fee          Fee           Fees Payable
----------------------------------------------------------------
Primary Class     0.75%        0.25%              $129

  Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA or Legg Mason to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund's expenses to exceed the limit, if any, imposed by LMFA at that time.

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the six months ended April 30, 2002.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $8 for the six months ended April 30, 2002.

  LMFA, Legg Mason, LM Fund Services, Inc. and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended April 30, 2002, the Fund made no borrowings under the Credit Agreement.

---------------
(B) Subject to repayment.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

  At April 30, 2002, there were 100,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of the Fund. Share transactions were as follows:

                                                                      Reinvestment
                                                       Sold         of Distributions
                                                 ----------------   ----------------
                                                 Shares   Amount    Shares   Amount
------------------------------------------------------------------------------------
-- Primary Class
  Six Months Ended April 30, 2002                2,473    $29,395     --     $    --
  Year Ended October 31, 2001                    4,813     57,002      4          40
-- Institutional Class
  Six Months Ended April 30, 2002                    1    $     3     --     $    --
  Period Ended October 31, 2001(C)                  10        116     --          --
------------------------------------------------------------------------------------

                                                   Repurchased         Net Change
                                                 ----------------   ----------------
                                                 Shares   Amount    Shares   Amount
------------------------------------------------------------------------------------
-- Primary Class
  Six Months Ended April 30, 2002                 (452)   $(5,362)  2,021    $24,033
  Year Ended October 31, 2001                     (812)    (9,678)  4,005     47,364
-- Institutional Class
  Six Months Ended April 30, 2002                   --    $    --       1    $     3
  Period Ended October 31, 2001(C)                N.M.         (1)     10        115
------------------------------------------------------------------------------------

---------------
(C) For the period July 13, 2001 (commencement of operations) to October 31,
    2001.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                            SPECIALTY FUNDS:
Value Trust                                              Balanced Trust
Special Investment Trust                                 Financial Services Fund
American Leading Companies Trust                         Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                            TAXABLE BOND FUNDS:
Global Income Trust                                      U.S. Government Intermediate-Term Portfolio
Europe Fund                                              Investment Grade Income Portfolio
International Equity Trust                               High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                                     MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust                  U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                           Cash Reserve Trust
Pennsylvania Tax-Free Income Trust                       Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                                Investment Manager

                                Legg Mason Fund Adviser, Inc.
                                Baltimore, MD

                                Investment Adviser

                                Brandywine Asset Management, Inc.
                                Wilmington, DE

                                Board of Directors and Officers

                                John F. Curley, Jr., Chairman
                                Mark R. Fetting, President
                                Richard G. Gilmore
                                Arnold L. Lehman
                                Dr. Jill E. McGovern
                                G. Peter O'Brien
                                T. A. Rodgers

                                Transfer and Shareholder Servicing Agent

                                Boston Financial Data Services
                                Boston, MA

                                Custodian

                                State Street Bank & Trust Company
                                Boston, MA

                                Counsel

                                Kirkpatrick & Lockhart LLP
                                Washington, DC

                                Independent Accountants

                                PricewaterhouseCoopers LLP
                                Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

6/02